Exhibit 10.1

AMENDMENT NO. 2 TO ASSET PURCHASE AGREEMENT

This Amendment No. 2 to Asset Purchase Agreement (this “Amendment”) is entered into as of March 26, 2024 (the “Effective Date”) by and among TRANSIT ENERGY GROUP, LLC, a Delaware limited liability company (“Transit”) and the entities listed on Schedule I attached to the Purchase Agreement, as hereinafter defined (collectively, “Seller”), GPM INVESTMENTS, LLC, a Delaware limited liability company (“GPMI”), GPM EMPIRE, LLC, a Delaware limited liability company (“GPME”), GPM SOUTHEAST, LLC, a Delaware limited liability company (“GPMSE”), GPM TRANSPORTATION COMPANY, LLC, a Delaware limited liability company (“GPM Transportation”) and, solely with respect to the Supplier Based Intangibles, GPM Petroleum, LLC, a Delaware limited liability company (“GPMP,” and collectively with GPMI, GPME, GPM Transportation, and GPMSE, “Buyer”) and ARKO Corp, a Delaware corporation, solely with respect to Section 5 of this Amendment (“ARKO”). Seller and Buyer are collectively referred to herein as the “Parties,” and each, a “Party.”

RECITALS:

A.
Buyer and Seller entered into that certain Asset Purchase Agreement, dated as of September 9, 2022, as amended by Amendment No. 1 to Asset Purchase Agreement, dated as of February 28, 2023 (as so amended, the “Purchase Agreement”), with respect to the sale and purchase of certain assets as described in the Purchase Agreement.
B.
In accordance with Section 2.05(b) of the Purchase Agreement, on March 1, 2024 Buyer caused to be delivered to Transit 3,417,915 Installment Shares (the “Issued Installment Shares”) in satisfaction of the first Installment Payment.
C.
Section 10.09 of the Purchase Agreement provides that the Purchase Agreement may be amended by an instrument in writing signed by each of the parties thereto.
D.
The Parties wish to amend the Purchase Agreement as set forth below to, among other things, fully settle and forever discharge the payment by Buyer of all Installment Payments.

AGREEMENT:

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, agree as follows:

1.
Defined Terms. Capitalized terms that are used in this Amendment and are not otherwise defined herein shall have the respective meanings assigned to such terms in the Purchase Agreement.
2.
Satisfaction of Installment Payments. The Parties hereby agree that, notwithstanding anything in Purchase Agreement to the contrary, the Parties shall consummate the following transactions (collectively, the “Settlement Transactions”):
(a)
Buyer shall pay, or cause to be paid, to Transit (which Seller acknowledges and agrees constitutes payment to Seller) an amount in cash equal to THIRTY-SIX MILLION

FIVE HUNDRED THOUSAND AND NO/100 DOLLARS ($36,500,000.00) (the “Final Settlement Payment”); and
(b)
Transit shall sell, assign and convey to ARKO, and ARKO shall purchase from Transit, all of Transit’s right, title and interest in and to the Issued Installment Shares, free and clear of all Encumbrances.
(i)
Following consummation of the transactions set forth in Section 2(a) and (b), the Parties acknowledge and agree that Buyer shall have satisfied in its entirety its obligations to make all Installment Payments, and Seller shall have no further right or entitlement to thereafter receive any Installment Payment.
(ii)
The parties acknowledge and agree that an amount equal to $19,345,399 of the Final Settlement Payment shall be allocated to the purchase and sale of the Issued Installment Shares as set forth in Section 2(b) and $17,154,601 of the Final Settlement Payment shall be allocated to the settlement in full and discharge of Buyer’s obligation to pay, and Seller’s right to receive, all Installment Payments.
(c)
Consummation of the Settlement Transactions shall occur on or prior to the second (2nd) Business Day immediately following the Effective Date at a date and time mutually agreed upon by the Parties (such date and time being referred to herein as the “Installment Shares Closing”). At the Installment Shares Closing:
1.
Buyer shall pay, or cause to be paid, to Transit the Final Settlement Payment (subject to Section 7 below), by wire transfer of immediately available funds to an account specified in writing by Transit no fewer than two (2) days prior to the date of the Installment Shares Closing;
2.
Transit shall deliver to ARKO instruments of transfer, each in form and substance reasonably satisfactory to ARKO, representing the transfer, sale and assignment to ARKO of the Issued Installment Shares, in each case duly executed by Transit; and
3.
Transit shall deliver to Buyer a certificate of good standing for Transit issued by the Secretary of State of Delaware.

Seller hereby represents and warrants to Buyer that: (i) Transit owns, of record and beneficially, all of the Issued Installment Shares free and clear of all Encumbrances, and, upon consummation of the Installment Shares Closing, ARKO shall be the sole owner of record and beneficially of all of the Issued Installment Shares, free and clear of all Encumbrances (other than any Encumbrances that may be created by or arise from any act, contract or obligation of Buyer or ARKO); and (ii) consummation of the transactions contemplated by this Amendment, including the Installment Shares Closing, will not violate, breach or otherwise contravene the provisions of (a) any Contract to which Seller or any of its Affiliates is a party or beneficiary or by which such any such Person or its properties or assets is subject or (b) any preemptive or similar rights of any Person. Seller further hereby represents and warrants to Buyer that: (i) TEGGV, LLC, one of the Seller entities, has been dissolved and is therefore no longer in existence; (ii) Seller has all necessary limited liability company power and authority to enter into this Amendment, to carry out its obligations hereunder and to consummate the transactions contemplated hereby; (iii) the execution and delivery by Seller of this Amendment, the performance by Seller of its obligations hereunder and the consummation by Seller of the transactions contemplated hereby have been duly authorized by all requisite limited liability company action on the part of Seller; and (iv) this Amendment has been duly executed and delivered by Seller, and (assuming due authorization, execution and delivery by Buyer) this Amendment constitutes a legal, valid and binding obligation of Seller, enforceable against Seller in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar Laws affecting creditors’ rights generally and by general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity).

3.
Additional Consideration Transactions. Effective immediately upon consummation of the Installment Shares Closing, Section 2.05(c) of the Purchase Agreement shall automatically be deleted in its entirety.
4.
No Further Buyer Purchase Agreement Rights. From and after the Installment Shares Closing, there shall be no further rights of Buyer to make indemnification or other claims, or any further obligations or liabilities of Seller under the Purchase Agreement or the other Transaction Documents (other than the TSA or to the extent related to Seller’s obligations under this Amendment), including Sections 6.05 or 8.02 of the Purchase Agreement. For the avoidance of doubt, nothing herein shall affect the Seller’s rights to indemnity pursuant to Section 8.03 of the Agreement, which shall remain in full force and effect. From and after the Installment Shares Closing, (i) Seller shall have no further liabilities or obligations to Buyer under the Purchase Agreement or the other Transaction Documents (other than the TSA), including, without limitation, arising out of or relating to pre-Closing environmental liabilities and obligations related to the Real Property (including any Known Releases and any Phase II Identified Release), except in any such case to the extent related to Seller’s obligations under this Amendment, and except, further, for any liability from Fraud committed by Seller (as determined by a court of competent jurisdiction), and (ii) all pre-Closing environmental liabilities and obligations related to the Real Property (including any Known Releases and any Phase II Identified Release) shall constitute Assumed Liabilities under the Purchase Agreement.
5.
Registration Rights Agreement. Immediately upon consummation of the Installment Shares Closing, the Registration Rights Agreement shall automatically terminate and be of no further force or effect.
6.
TSA Extension. Buyer and Seller are parties to that certain Transition Services Agreement, dated as of March 1, 2023 (as extended as provided below, the “TSA”), as extended by that certain letter agreement entitled “Notice and Extension of Transition Services Agreement” dated March 26, 2024 (the “TSA Extension”). For the avoidance of doubt, the TSA shall remain in full effect and force per its terms and any services to be performed or amounts due, owing or to be owed under the TSA shall continue to be due, owed and earned per the terms of the TSA without regard to the terms of this Amendment.
7.
Outstanding Amounts. Seller has certain outstanding payment obligations to Buyer relating to outstanding amounts owed under the TSA Extension and the Due To/Due From process between the Parties, which shall be satisfied by deducting such amount from the Final Settlement Payment. As of the Effective Date, the amount owed under the TSA is $24,900.98 (which amount represents costs incurred between September 2023 through January 2024), and the Due To/Due From amount is $322,776.70.
8.
Operation-Transition Matters. Notwithstanding anything herein to the contrary, Seller shall continue, following the Effective Date and the Installment Shares Closing, to cooperate with Buyer in a commercially reasonable manner in connection with, and Seller shall use its commercially reasonably efforts to, effect the matters set forth on Schedule I attached hereto (collectively, the “Operation-Transition Matters Schedule”), including, without limitation, commercially reasonable efforts with respect to (i) having Seller’s rights under the environmental escrow agreements and pollution liability insurance policies listed therein fully assigned in a compliant manner to Buyer (and taking all commercially reasonable steps to obtain all necessary consents with respect thereto), (ii) having Seller assign to Buyer all rights to act on its behalf with respect to all applicable environmental Governmental Authorities and other applicable third parties with respect to all Known Releases, including, without limitation, taking all commercially reasonable steps in order to assist Buyer in accessing all applicable state tank funds, and (iii) certain transportation, IT and operational matters as set forth therein. The foregoing Seller obligations shall terminate upon the completion of all matters set forth on the Operation-Transition Matters Schedule.
9.
Buyer Representations. Buyer hereby represents and warrants to Seller that: (i) Buyer has all necessary limited liability company power and authority to enter into this Amendment, to carry out its obligations hereunder and to consummate the transactions contemplated hereby; (ii) the execution and delivery by Buyer of this Amendment, the performance by Buyer of its obligations hereunder and the consummation by Buyer of the transactions contemplated hereby have been duly authorized by all requisite limited liability company action on the part of Buyer; and (iii) this Amendment has been duly executed and delivered by Buyer, and (assuming due authorization, execution and delivery by Seller) this Amendment constitutes a legal, valid and binding obligation of Buyer, enforceable against Buyer in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar Laws affecting creditors’ rights generally and by general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity). Buyer hereby further represents and warrants to Seller that: Immediately after giving effect to the Settlement Transactions, each Buyer shall be solvent and shall: (a) be able to pay its debts as they become due; (b) own property that has a fair saleable value greater than the amounts required to pay its debts (including a reasonable estimate of the amount of all contingent liabilities); and (c) have adequate capital to carry on its business. No transfer of property is being made and no obligation is being incurred in connection with the Settlement Transactions with the intent to hinder, delay or defraud either present or future creditors of such Buyer or Seller. In connection with the transactions contemplated hereby, such Buyer has not incurred, nor plans to incur, debts beyond its ability to pay as they become absolute and matured.
10.
Effective Date. Upon execution by all Parties, this Amendment shall be effective as of the Effective Date.

11.
Captions. The captions are for convenience of reference only and shall not be construed as a part of this Amendment.

12.
Full Force and Effect. Except as expressly amended by this Amendment, the Purchase Agreement is and shall continue to be in full force and effect in accordance with its terms. To the extent there is any conflict between any provision of this Amendment and any provision of the Purchase Agreement, the provision of this Amendment shall control.

13.
Governing Law. This Amendment shall be governed by and construed in accordance with the internal laws of the State of Delaware and it and all matters arising out of the transactions contemplated hereby or related thereto shall be governed, construed and interpreted in all respects according to the Laws of the State of Delaware, without reference to principles of conflicts of law thereof that would result in the application of the laws of any jurisdiction other than those of the State of Delaware.
14.
Severability. The invalidity or unenforceability of any one or more phrases, sentences, clauses or provisions of this Amendment shall not affect the validity or enforceability of the remaining portions of this Amendment or any part thereof.
15.
Counterparts; Electronic Signatures. This Amendment may be executed and delivered in any number of counterparts, each of which so executed and delivered shall be deemed to be an original and all of which shall constitute one and the same instrument. The Parties agree that this Amendment may be executed by PDF, DocuSign (or similar electronic signature software), e-mail or other means of electronic transmission, which shall for all purposes be treated as originals.
16.
Joint Drafting/Interpretation. Each Party acknowledges and agrees that this Amendment has been jointly prepared by the Parties and their respective legal counsel and will not be construed against any party.
17.
Advisors Consulted. Each Party to this Amendment hereby acknowledges and agrees that such Party (a) has read this Amendment in its entirety prior to executing it, (b) understands the provisions and effects of this Amendment, and (c) has consulted with such attorneys, accountants, and other financial advisors as each has deemed appropriate in connection with such party's execution of this Amendment.

[Signature Page Follows]

IN WITNESS WHEREOF, each Party has each caused this Amendment to be executed as of the date first above written.

SELLER:

TRANSIT ENERGY GROUP, LLC

By: /s/ Rahman D'Argenio

Name: Rahman D'Argenio

Title: Authorized Signatory

ENERGY DISTRIBUTORS, LLC

By: /s/ Rahman D'Argenio

Name: Rahman D'Argenio

Title: Authorized Signatory

ENERGY CARRIERS, LLC

By: /s/ Rahman D'Argenio

Name: Rahman D'Argenio

Title: Authorized Signatory

FLASH MARKET, LLC

By: /s/ Rahman D'Argenio

Name: Rahman D'Argenio

Title: Authorized Signatory

ROSE OIL COMPANY, LLC, LLC

By: /s/ Rahman D'Argenio

Name: Rahman D'Argenio

Title: Authorized Signatory

[Signature Page to Amendment No. 2 to Asset Purchase Agreement]

BUYER:

GPM INVESTMENTS, LLC

By: /s/ Arie Kotler

Name: Arie Kotler

Title: CEO

By: /s/ Maury Bricks

Name: Maury Bricks

Title: General Counsel

GPM EMPIRE, LLC

By: /s/ Arie Kotler

Name: Arie Kotler

Title: CEO

By: /s/ Maury Bricks

Name: Maury Bricks

Title: General Counsel

GPM SOUTHEAST, LLC

By: /s/ Arie Kotler

Name: Arie Kotler

Title: CEO

By: /s/ Maury Bricks

Maury Bricks

Title: General Counsel

GPM TRANSPORTATION COMPANY, LLC

By: /s/ Arie Kotler

Name: Arie Kotler

Title: CEO

By: /s/ Maury Bricks

Maury Bricks

Title: General Counsel

[continues on following page]

[Signature Page to Amendment No. 2 to Asset Purchase Agreement]

GPM PETROLEUM, LLC

By: /s/ Arie Kotler

Name: Arie Kotler

Title: CEO

By: /s/ Maury Bricks

Name: Maury Bricks

Title: General Counsel

ARKO IS SIGNING BELOW SOLELY TO

CONFIRM ITS ACKNOWLEDGEMENT AND

AGREEMENT TO THE PROVISIONS OF

SECTION 5 OF THIS AMENDMENT:

ARKO CORP.

By: /s/ Arie Kotler

Name: Arie Kotler

Title: CEO

By: /s/ Maury Bricks

Name: Maury Bricks

Title: General Counsel

[Signature Page to Amendment No. 2 to Asset Purchase Agreement]